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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       March 22, 2001
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                              Ellett Brothers, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


       South Carolina                     33-61490                57-0957069
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(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                          Identification)


                267 Columbia Avenue, Chapin, South Carolina 29036
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          (Address, Including Zip Code of Principal Executive Offices)


                                 (803) 345-3751
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On March 22, 2001, the Company announced that it had been notified in a letter from NASDAQ that the Company's stock will be delisted from the NASDAQ Small Cap Market at the opening of business on March 23, 2001 for failure to maintain two active market makers for its stock in compliance with Marketplace Rule 4310(c)(1), and for the Company's subsequent failure to regain compliance under Marketplace Rule 4310(c)(8)(A).

         A copy of the Press Release discussing these matters is attached hereto as Exhibit 99.1 and incorporated by reference herein (page 3 of 3).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         Not applicable.

         (c)  Exhibits.

         Exhibit 99.1 - Press Release of Registrant dated March 22, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELLETT BROTHERS, INC.



Date: March 23, 2001                        By: /S/ GEORGE E. LONEY
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                                               George E. Loney
                                               Chief Financial Officer

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